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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 2, 1998



                        Commission File Number: 0-18976


                         CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                                      94-3121462
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)



              3055 Patrick Henry Drive, Santa Clara, CA 95054-1815
             (Address of principal executive offices and zip code)


                 Registrant's Telephone Number: (408) 988-2500


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Item 5. Other Events

     On December 2, 1998, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced Celtrix's SomatoKine(R) Demonstrates Positive Effects In Patients Recovering From Hip Fractures Caused By Severe Osteoporosis. Further details regarding this announcement are contained in the Company's news release dated December 2, 1998, attached as exhibit hereto and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Exhibits

Exhibit 21  Celtrix Pharmaceuticals, Inc. News Release dated December 2, 1998.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.












                                    CELTRIX PHARMACEUTICALS, INC. (Registrant)


Date:  December 2, 1998             By: /s/ DONALD D. HUFFMAN
                                    -------------------------------------------
                                    Donald D. Huffman
                                    Vice President, Finance & Administration
                                    Chief Financial Officer
                                    (Duly authorized principal financial and
                                    accounting officer.)



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                         CELTRIX PHARMACEUTICALS, INC.
                               INDEX TO EXHIBITS


Exhibit Number
--------------

Exhibit 21 Celtrix Pharmaceuticals, Inc. Press Release dated December 2, 1998.